Intangible Assets	12 Months Ended
Dec. 31, 2025
Intangible Assets [Abstract]
INTANGIBLE ASSETS
17.	INTANGIBLE ASSETS

	Archived images	Developed technology	Brand names	Total
	US$	US$	US$	US$
Net carrying amount as of January 1, 2024	499	106	117,818	118,423
Disposal of subsidiaries	—	(106)	(9)	(115)
Exchange realignment	3	—	1,070	1,073

Net carrying amount as of December 31, 2024	502	—	118,879	119,381

Amortization during the year	—	—	(9)	(9)
Exchange realignment	(1)	—	(272)	(273)

Net carrying amount as of December 31, 2025	501	—	118,598	119,099

The intangible assets are amortized on a straight-line basis as follows:

Developed technology	7 years
Brand names	20 years or indefinite useful lives
Archived images	Indefinite useful lives

The above carrying amounts of brand names of US$118,733 and US$118,461 and archived images of US$502 and US$501, respectively, as of December 31, 2024 and 2025 are considered by the directors of the Company as having an indefinite useful life because it is expected to contribute to net cash inflows indefinitely. The brand names and archived images will not be amortized until its useful life is determined to be finite. Instead they will be tested for impairment annually and whenever there is an indication that it may be impaired.

The remaining brand name of US$146 and US$137, respectively, as of December 31, 2024 and 2025 are amortized on a straight-line basis of 20 years.

As of December 31, 2025, carrying amount of brand name of US$92,216 and archived images of US$501, are allocated to reporting unit of the business unit under “L’Officiel”. The Group evaluates its indefinite-lived intangible assets for impairment at least annually. For the purpose of impairment testing, the fair value of these assets has been determined based on income approach. That calculation uses discounted cash flow projections based on financial budgets approved by management covering a 5-year period. Cash flows beyond the 5-year period are extrapolated using a steady 1.5% to 3.2% growth rate. This growth rate is based on the relevant countries specific long-term inflation rates. Other key assumptions for the fair value calculations include the applied discount rate and the estimation of cash inflows/outflows which include budgeted sales, gross margins and other operating expenses. Such estimations are based on the L’Officiel’s past performance and management’s expectations for the market development.

As of December 31, 2025, carrying amount of brand name of approximately US$25,809 are allocated to reporting unit of the business unit under “The Art Newspaper”. The Group evaluates its indefinite-lived intangible assets for impairment at least annually. For the purpose of impairment testing, the fair value of these assets has been determined based on income approach. That calculation uses discounted cash flow projections based on financial budgets approved by management covering a 5-year period. Cash flows beyond the 5-year period are extrapolated using a steady 1.9% to 2.5% growth rate. This growth rate is based on the relevant countries specific long-term inflation rates. Other key assumptions for the fair value calculations include the applied discount rate and the estimation of cash inflows/outflows which include budgeted sales, gross margins and other operating expenses. Such estimations are based on The Art Newspaper’s past performance and management’s expectations for the market development.

Based on the result of the above assessments, management of the Group determined that the fair value of the reporting unit is higher than the carrying amount and there is no impairment of the related intangible assets allocated to reporting unit. Management of the Group believes that any reasonably possible changes in any of these assumptions would not cause the carrying amount of reporting unit to exceed its fair value.